                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 HARBOR FUND
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                                 HARBOR FUND
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

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HARBOR FUND

                                                      June 2, 1997

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Harbor Fund (the "Trust") to be held on Tuesday,
August 12, 1997 at 9:00 a.m., Eastern time, at One SeaGate, 16th
Floor, Toledo, Ohio 43666.
                                                        [HARBOR FUND LOGO]

     At this important meeting, you will be asked to consider and take action on the election of one Trustee and the ratification of the Board of Trustees' selection of Price Waterhouse LLP as the Trust's independent public accountants. In addition, you will be asked to consider several proposals that we believe are important and will allow us to improve the Funds' operations, simplify disclosure and, hopefully, attract more investment dollars. You should carefully read the Proxy Statement that discusses each proposal in detail. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. All of the proposals have been reviewed by your Fund's Board of Trustees, whose primary role is to represent and protect your interests as a shareholder. In the Trustees' judgment, the proposals are fair and reasonable and they recommend that you vote in favor of each proposal.

     The proposals for your consideration will not materially affect the way your Fund is managed. The proposals are designed to simplify the administration of the Funds and increase the efficiency of the Fund's operations. Some of the changes will eliminate operational polices that are no longer required by the regulatory agencies that oversee certain aspects of your Fund's business.

     The Trustees propose amending and restating the Funds' investment restrictions and reclassifying each Fund's investment objective as non-fundamental. Certain of the Funds' investment restrictions were required by state laws that are no longer applicable to the Funds, or are more restrictive than required by federal law. The amended restrictions will expand the range of investment opportunities and techniques available to the Funds without changing the funds' investment strategy or risk profile. Also, by adopting a uniform set of restrictions, compliance and disclosure relating to these restrictions can be simplified. Reclassifying each Fund's investment objective as non-fundamental will permit the Trustees greater flexibility in the future to amend a Fund's objective without the delay and expense associated with another shareholder meeting.

     You will be asked to approve the adoption of a policy to permit the Trust's Board of Trustees to approve the appointment of a subadviser to a Fund or a material change to a Fund's subadvisory agreement without further shareholder approval is proposed for your approval. The Trustees believe that Harbor Capital Advisors, Inc. is especially qualified to select and recommend subadvisers to provide portfolio management services to the Funds and the additional delay and expense associated with seeking further shareholder approval results in unnecessary expense to your Fund.

     The continuing interest of the shareholders in the affairs of the Trust is gratefully acknowledged. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Therefore, I urge you to vote FOR the nominee for election as Trustee and each of the other proposals contained in the Proxy Statement.

                                             Sincerely,

                                             RONALD C. BOLLER
                                             Ronald C. Boller
                                             President

                                  HARBOR FUND
                                 (THE "TRUST")

  HARBOR INTERNATIONAL GROWTH FUND  HARBOR INTERNATIONAL FUND II  HARBOR BOND FUND
  HARBOR GROWTH FUND                HARBOR INTERNATIONAL FUND     HARBOR SHORT DURATION FUND
  HARBOR CAPITAL APPRECIATION FUND  HARBOR VALUE FUND             HARBOR MONEY MARKET FUND

                                (EACH, A "FUND")

                                  One SeaGate
                               Toledo, Ohio 43666

--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held August 12, 1997

--------------------------------------------------------------------------------

     A Special Meeting of Shareholders of each Fund (the "Meeting") referred to above (the "Funds") will be held on August 12, 1997, at 9:00 a.m. (Eastern time) at One SeaGate, 16th Floor, Toledo, Ohio 43666, for the following purposes:

(1) WITH RESPECT TO THE TRUST, to elect one Trustee;

(2) WITH RESPECT TO THE TRUST, to ratify the selection of Price Waterhouse LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1997;

(3) WITH RESPECT TO EACH FUND, to amend the Fund's investment restrictions;

(4) WITH RESPECT TO EACH FUND, to change the Fund's investment objective from fundamental to non-fundamental;

(5) WITH RESPECT TO EACH FUND, to adopt a policy to permit the Trust's Board of Trustees to appoint subadvisers and to approve amendments to subadvisory agreements.

(6) WITH RESPECT TO HARBOR VALUE FUND, to amend the Fund's investment objective.

(7) WITH RESPECT TO HARBOR GROWTH FUND, to approve a subadvisory agreement with Emerging Growth Advisors, Inc.

(8) To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF
                    THE PROPOSALS RELATING TO YOUR FUND(S).

     Shareholders of record of each Fund at the close of business on May 16, 1997 will be entitled to vote at the Meetings or at any adjournment or adjournments thereof. The Proxy Statement and Proxy Card are being mailed to shareholders on or about June 2, 1997.

     It is important that you return your signed and dated Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                            By Order of the Board of Trustees

                                            RONALD C. BOLLER

                                            Ronald C. Boller, President

June 2, 1997

PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. PROMPT RETURN OF YOUR PROXY OR PROXIES MAY SAVE THE TRUST THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                  HARBOR FUND
                                 (THE "TRUST")

HARBOR INTERNATIONAL GROWTH FUND         HARBOR INTERNATIONAL FUND II        HARBOR BOND FUND
HARBOR GROWTH FUND                       HARBOR INTERNATIONAL FUND           HARBOR SHORT DURATION FUND
HARBOR CAPITAL APPRECIATION FUND         HARBOR VALUE FUND                   HARBOR MONEY MARKET FUND

                                (EACH, A "FUND")

                                  One SeaGate
                               Toledo, Ohio 43666

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Harbor Fund (the "Trust") to be used at the Special Meeting of Shareholders of each series of the Trust (the "Funds") to be held at One SeaGate, 16th Floor, Toledo, Ohio 43666 on Tuesday, August 12, 1997, at 9:00 a.m. (Eastern time) for the purposes set forth in the accompanying Notice of Meeting.

     The Trustees have fixed the close of business on May 16, 1997 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting relating to their Fund. Appendix A sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Appendix B sets forth the persons who owned beneficially or of record more than 5% of the shares of any Fund as of the Record Date.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by officers of the Trust, Harbor Capital Advisors, Inc. ("HCA" or the "Adviser") and by the Trustees. In addition, the Adviser may engage an independent proxy solicitation firm to assist it in soliciting proxies at a cost
to the Trust of $       .

     The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal.

                         SUMMARY OF VOTING ON PROPOSALS

                             PROPOSAL                           SHAREHOLDERS SOLICITED
                             --------                           ----------------------
1.           Election of one Trustee.                  All Funds voting together.
2.           Ratification of the selection of Price    All Funds voting together.
             Waterhouse LLP as independent
             accountants for the fiscal year ending
             October 31, 1997.
3(a)-(k)     Approval of amended and restated          Each Fund voting separately.
             investment restrictions.
4.           Approval of the reclassification of each  Each Fund voting separately.
             Fund's investment objective from
             fundamental to non-fundamental.

                             PROPOSAL                           SHAREHOLDERS SOLICITED
                             --------                           ----------------------
5.           Adoption of a policy to permit the        Each Fund voting separately.
             Trustees to appoint subadvisers and to
             approve amendments to subadvisory
             agreements on behalf of the
             shareholders.
6.           To amend Harbor Value Fund's investment   Harbor Value Fund voting separately.
             objective.
7.           To approve a subadvisory agreement with   Harbor Growth Fund voting separately.
             Emerging Growth Advisors, Inc.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST'S MOST RECENT ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO HARBOR FUND, ONE SEAGATE, TOLEDO, OHIO 43666 OR BY TELEPHONE AT 1-800-422-1050.

     This Proxy Statement and the Proxy Card are being mailed to shareholders on or about June 2, 1997.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEE

     At a meeting on April 30 -- May 1, 1997 (the "Board of Trustees' Meeting"), the Trustees, including the Trustees who are not "interested persons" of the Trust (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), voted to approve, and to recommend to the shareholders that they approve, a proposal to elect Mr. John P. Gould (the "Nominee") to the Board of Trustees of the Trust. Mr. Gould is currently a Trustee and has served in that capacity since his election by the Board of Trustees in 1994, but he has yet not been elected by the Trust's shareholders. Information concerning the Nominee and other relevant factors is discussed below.

     Using the enclosed Proxy Card, a shareholder may authorize the proxies to vote his or her shares for Mr. Gould or may withhold from the proxies authority to vote for Mr. Gould. If no contrary instructions are given, the proxies will vote FOR Mr. Gould. Mr. Gould has consented to his nomination and has agreed to serve if elected. If, for any reason, Mr. Gould should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute Nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute Nominee.

INFORMATION CONCERNING THE NOMINEE AND THE TRUSTEE.

     The following table sets forth certain information about Mr. Gould and the Trustees, including each person's principal occupation or employment during the past five years.

                                                PRINCIPAL OCCUPATION OR EMPLOYMENT           FIRST BECAME
 NAME, AGE AND POSITIONS WITH TRUST                 DURING THE LAST FIVE YEARS                 TRUSTEE
-------------------------------------    ------------------------------------------------    ------------
Ronald C. Boller.....................    Vice-President -- Investments, Owens-Illinois,          1989
(58)*                                    Inc. (May, 1992-Present); Vice President and
Chairman, President and Trustee          Director, Benefit and Risk Finance,
                                         Owens-Illinois, Inc. (January, 1991-May, 1992);
                                         Vice President and Director, Benefit Finance,
                                         Owens-Illinois, Inc. (April, 1988-December,
                                         1990); Director and President, Harbor Capital
                                         Advisors, Inc. ("HCA")(1983-Present); Director,
                                         President, Treasurer and Secretary of HCA
                                         Securities, Inc. ("HCA Securities"); and
                                         President, Harbor Transfer, Inc. ("Harbor
                                         Transfer").
Howard P. Colhoun....................    General Partner, Emerging Growth Partners, L.P.         1986
(61)                                     (investing in small companies) (1982-1996);
Trustee                                  Director, Storage U.S.A. (since 1995); and Vice
                                         President and Director of Mutual Funds, T. Rowe
                                         Price Associates, Inc. (prior to 1982).
John P. Gould........................    Steven G. Rothmeier Professor (since 1996) and          1994
(58)                                     Distinguished Professor of Economics, Graduate
Trustee and Nominee                      School of Business, University of Chicago (1984-
                                         Present); Dean of Graduate School of Business,
                                         University of Chicago (1983-1993); Trustee and
                                         Chairman Pegasus Funds (1996-Present); Trustee
                                         of Dimensional Fund Advisors, Inc. (1986-
                                         Present); and Trustee of First Prairie Funds
                                         (1985-1996).
Rodger F. Smith......................    Partner, Greenwich Associates (a business               1987
(56)                                     strategy, consulting and research firm) (since
Trustee                                  1975).

-------------------------
* Mr. Boller is deemed to be an "interested person" of the Trust for purposes of the 1940 Act because of his positions with HCA, HCA Securities and Harbor Transfer.

  INFORMATION CONCERNING MEETINGS OF TRUSTEES AND COMMITTEES

     The number of shares of beneficial interest of each Fund beneficially owned by each Trustee, directly or indirectly, as of May 16, 1997, is set forth in Appendix C.

     Four meetings of the Trustees were held during the fiscal year ended October 31, 1996. No Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he was a member held while he was a Trustee during such years. The Trust has an Audit Committee comprised of all the Independent Trustees. The Audit Committee of the Trust held two meetings during the most recent fiscal year. The functions performed by the Audit Committee are to recommend annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year; to monitor that firm's performance; and to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures. The Board of Trustees does not have a nominating committee.

REMUNERATION OF TRUSTEES

     The following table sets forth certain information about the compensation of each Trustee of the Trust for the most recent fiscal year.

                                                                        PENSION OR
                                                  AGGREGATE         RETIREMENT BENEFITS        AGGREGATE
                                                 COMPENSATION       ACCRUED AS PART OF        COMPENSATION
              NAME OF TRUSTEE                   FROM THE TRUST        TRUST EXPENSES         FROM THE TRUST
              ---------------                   --------------      -------------------      --------------
Ronald C. Boller............................       $     0                  $ 0                 $     0
Howard P. Colhoun...........................       $25,000                  $ 0                 $25,000
John P. Gould...............................       $25,000                  $ 0                 $25,000
Rodger F. Smith.............................       $25,000                  $ 0                 $25,000

OFFICERS

     The following table sets forth information with respect to the principal executive officers of the Trust. Each officer is elected by the Trustees. Each of the President, Treasurer and Secretary serves until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification.

       NAME, POSITION AND AGE                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
       ----------------------                   ----------------------------------------------
Ronald C. Boller (58)................    Vice-President -- Investments, Owens-Illinois, Inc. (May,
President                                1992-Present); Vice President and Director, Benefit and Risk
                                         Finance, Owens-Illinois, Inc. (January, 1991-May, 1992);
                                         Vice President and Director, Benefit Finance,
                                         Owens-Illinois, Inc. (April, 1988-December 1990); Director
                                         and President, HCA (1983-Present); and Director, President,
                                         Treasurer and Secretary of HCA Securities; and President,
                                         Harbor Transfer.
Constance L. Souders (46)............    Senior Vice-President, Treasurer, Secretary (May,
Secretary and Treasurer                  1992-Present) and Director of Administration, HCA (January,
                                         1997-Present); Director of Accounting and Fiduciary
                                         Operations, HCA (May, 1992-December, 1996); Manager,
                                         Employee Benefit Plan Asset Administration, Owens-Illinois,
                                         Inc. (July, 1988-May, 1992); Vice President and Director,
                                         Harbor Transfer; and Director, HCA Securities.

     As a result of the responsibilities assumed by HCA and the Trust's custodian and distributor, the Trust requires no employees. The Trust's principal executive officers do not receive any compensation from the Trust for serving as such officers.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEE LISTED ABOVE.

REQUIRED VOTE

     Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust voting as a single class in the election of Trustees. Election of Mr. Gould requires a plurality of votes of the shareholders of the entire Trust present at the Meeting.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     As directed by the Trustees and required by the 1940 Act, the ratification of the selection of the independent accountants for the Trust's fiscal year ending October 31, 1997 will be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy Card will vote for Price Waterhouse LLP, unless contrary instructions are given. If the selection of the Trust's independent accountants is not ratified by the shareholders at the Meeting, the Board will reconsider such selection.

     The Trust's financial statements for the fiscal year ended October 31, 1996 were audited by Price Waterhouse LLP. In connection with its audit, Price Waterhouse LLP reviews the Trust's annual reports to shareholders and their filings with the Securities and Exchange Commission ("SEC"). In addition to audit services, Price Waterhouse LLP prepares the Trust's federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

     At a meeting held on October 30, 1996, the Trustees unanimously selected Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1997. In addition, at a meeting held on January 23, 1997, the Audit Committee met with representatives of Price Waterhouse LLP to review the services of the independent accountants. The Audit Committees, in turn, reported on these matters at the meeting of the Trustees held the same day. A representative of Price Waterhouse LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the accountants, and the accountants have been given the opportunity to make a statement if they so desire.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust voting as a single class on the ratification of independent accountants. Ratification of the independent accountants of the Trust requires the approval of a majority of the outstanding shares of the Trust present at the Meeting.

                               PROPOSALS 3(a)-(h)

                     PROPOSED AMENDMENT AND RESTATEMENT OF
                       THE FUNDS' INVESTMENT RESTRICTIONS

GENERAL

     The Trustees recommend to shareholders of each Fund that they approve proposals to amend and restate each Fund's investment restrictions. These investment restrictions are fundamental policies that may be changed by a Fund only with the approval of a majority of the outstanding shares of that Fund. The restated investment restrictions, assuming that each of the proposed amendments is adopted, are set forth in Appendix D to this Proxy Statement.

     One reason for the proposals is to adopt insofar as possible a uniform statement of investment restrictions for the Trust. Such uniformity would facilitate comparison of different funds' investment restrictions as well as administration of the restrictions. The proposals would also result in a clearer and simpler statement of these restrictions.

     Another reason for restating the Funds' investment restrictions is to delete the policies adopted in response to state "Blue Sky" laws and regulations restricting certain types of investment company practices and investments. The states no longer have the power to enforce these restrictions, and the elimination of the restrictions may expand the range of investment opportunities and techniques available in connection with the management of the Funds' portfolios.

     The final reason for restating the Funds' investment restrictions is to recharacterize certain previously adopted fundamental policies as non-fundamental. Certain of the investment restrictions are being liberalized to the extent permitted under the 1940 Act. This recharacterization and liberalization will grant the Trustees the ability to change these non-fundamental policies as needed, without seeking further approval from shareholders.

     The following is a summary of the proposed changes to each of the investment restrictions. The restrictions are summarized individually below and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that shareholders approve each of the Proposals.

PROPOSAL 3(A): INVESTMENT POLICY ON ISSUER DIVERSIFICATION

     To be diversified under the 1940 Act, a Fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A Fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities or securities of other investment companies. The current investment restriction of the Funds is presented as two separate policies. There is no requirement that this restriction be stated as two policies, and it is proposed to restate these restrictions in a restriction. The restatement will not effect a substantive change to the meaning of the restriction. The Trustees propose that each Fund adopt the following investment restriction in lieu of its current fundamental policy:

        The Fund may not, with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PROPOSAL 3(B): INVESTMENT POLICY ON INDUSTRY CONCENTRATION

     The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, stating whether 25% or more of the investment company's assets can be invested (concentrated) in the securities of issuers in any one industry. The limitation does not apply to investments in U.S. government securities. Each of the Funds (other than Harbor Money Market Fund and Harbor International Growth Fund), has adopted a policy not to concentrate in the securities of issuers in any one industry. This investment restriction is proposed to be amended to comply with the staff's current position that the asset limit applicable to a Fund's investments in a certain industry to permit concentration in that industry should be equal to or in excess of 25% of the Fund's total assets. Harbor Money Market Fund will retain its ability to invest more than 25% of its total assets in securities issued or guaranteed by banks and bank holding companies.

     An affirmative vote on this proposal by the shareholders of Harbor Growth Fund will result in the elimination of the policy with respect to that Fund that permits the Fund to concentrate its investments in the pharmaceutical, banking and telephone industries if the subadviser deems investment in those industries to be a good relative value.

As proposed, each Fund's policy would be as follows:

        The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that 25% or more of the total assets of Harbor Money Market Fund may be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances.

PROPOSAL 3(C): INVESTMENT POLICIES ON BORROWING AND PLEDGING ASSETS

     The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on borrowing. Each Fund currently has a limitation upon borrowing, although the wording of the limitation and the permitted amount of borrowing varies slightly. The 1940 Act prohibits an open-end investment company from issuing any senior security (including debt), except that an open-end investment company may borrow from banks in an amount not exceeding 33 1/3% of its total assets. The Trustees have recommended that the Funds adopt a uniform borrowing policy (i) permitting borrowing up to the maximum allowed by the 1940 Act, and (ii) permitting the Funds (except Harbor Money Market Fund) to enter into reverse repurchase agreements and mortgage dollar rolls accounted for as a financing. For purposes of the Funds' policy on borrowing, the Funds do not consider certain investments and practices to be borrowings, including short sales, currency transactions, mortgage dollar rolls which are not accounted for as a financing, forward contracts, swaps, interests rate caps, floors and collars, options, future contracts, options on future contracts and forward commitment transactions.

     The fundamental policies on borrowing, if adopted, would be the same for each Fund (except Harbor Money Market Fund) and would provide as follows:

        The Fund may not borrow money, except that (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements or to engage in transactions in mortgage dollar rolls accounted for as financings.

     The Funds' fundamental policy on pledging their assets was a requirement imposed by state securities laws that no longer applies to the Funds. Consequently, it is proposed that the restriction be eliminated.

PROPOSAL 3(D): INVESTMENT POLICY ON REAL ESTATE AND OIL AND GAS

     The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The proposed policy does not represent a material change in investment policy for the Funds. The existing restriction on investment in oil and gas interests was imposed by state law and is no longer required. While the Fund does not intend to invest in such interests, it is proposed that the restriction on oil and gas interests be eliminated. As restated, each Fund's investment restriction would provide as follows:

        The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

PROPOSAL 3(E): INVESTMENT POLICY ON COMMODITIES

     The 1940 Act requires that the Funds have a fundamental investment policy, which cannot be changed without shareholder approval, regarding investments in commodities. While the Funds do not invest in physical commodities or commodity contracts, the Funds do enter into financial futures contracts, options or futures and, in certain cases, currency contracts. Any financial futures contract or related option is considered to be a commodity contract. Other types of financial instruments such as forward commitments and swaps might also be deemed to be commodity contracts. The amendment is being proposed to enable each Fund to continue to enter into financial futures contracts and related options for hedging and other permissible purposes and to clarify that certain practices in which a Fund engages (such as forward foreign currency contracts) or might in the future engage (such as swaps) are not subject to this restriction.

     As amended, each Fund's investment restriction with respect to commodities would be as follows:

        The Fund generally may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction.

PROPOSAL 3(F): INVESTMENT POLICY ON INVESTMENTS TO EXERCISE CONTROL

     Each Fund has a fundamental policy not to invest in companies for the purpose of exercising control or management. This restriction is not required by the 1940 Act and is no longer required by state law. Because the Funds have no intention to invest in companies to exert control over management, the Trustees recommend that the restriction be reclassified as non-fundamental.

PROPOSAL 3(G): INVESTMENT POLICY CONCERNING UNSEASONED ISSUERS

     To comply with state securities laws, each Fund has a fundamental policy, which cannot be changed without shareholder approval, prohibiting it from investing in companies with a record of less than three years' continuous operation, including predecessors. This restriction is no longer required, is obsolete and the Trustees recommend that it be eliminated.

PROPOSAL 3(H): INVESTMENT POLICY CONCERNING TRANSACTIONS WITH AFFILIATED PERSONS

     To comply with state securities laws, each Fund has a fundamental policy, which cannot be changed without shareholder approval, prohibiting it from engaging in portfolio security transactions with the officers or Trustees of the Fund, its adviser and its underwriter. This restriction is obsolete and each Fund is subject to the prohibitions on affiliated transactions in the 1940 Act. The Trustees recommend that the restriction be eliminated.

TRUSTEES' RECOMMENDATION

     The Trustees believe that each proposed amendment to the Funds' investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities and will clarify and simplify the Funds' restrictions.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE ADOPTION OF EACH OF THE PROPOSED AMENDED INVESTMENT RESTRICTIONS

REQUIRED VOTE

     Approval of each proposed amendment to a Fund's fundamental investment restrictions requires the affirmative vote of a majority of the outstanding shares of the Fund which means the vote of the lesser of (A) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (B) more than 50% of the Fund's outstanding shares ("1940 Act Majority"). If a proposed amendment is not approved with respect to a Fund, the current investment restriction will continue in effect unchanged for that Fund.

                                   PROPOSAL 4

                   TO CHANGE EACH FUND'S INVESTMENT OBJECTIVE
                      FROM FUNDAMENTAL TO NON-FUNDAMENTAL

     Each Fund's investment objective is "fundamental" which means that it cannot be changed by the Trustees without shareholder approval. The Trustees believe that it is in the best interests of each Fund for the Trustees to be able to change a Fund's investment objective in the future without the cost and delay of further shareholder approval. In the unlikely event that a Fund's investment objective is determined in the future no longer to be appropriate for that Fund, shareholders would be advised by the Fund of the change in its investment objective.

     If a Fund's shareholders approve this proposal, the Trustees intend to restate the Fund's objective to a direct declarative statement. This change will permit a Fund's shareholders, future investors and rating and ranking agencies to more closely compare the Fund with other investment products with a similar objective. The restatement of a Fund's investment objective will not effect a substantive change in the Fund's objective (except Harbor Value Fund, as described in Proposal 6). The Trustees have no present intention to materially change a Fund's operating policies to change the investment profile or investment risk of the Fund. Each Fund's investment objective as currently stated and as proposed to be restated (amended in the case of Harbor Value Fund) is set forth in Appendix E.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE CLASSIFYING THAT FUND'S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

REQUIRED VOTE

     Approval of this proposal by each Fund requires the approval of a 1940 Act Majority of that Fund's outstanding shares. If the proposal is not approved with respect to a Fund, that Fund's investment objective will remain classified as non-fundamental and will not be restated.

                                   PROPOSAL 5

     TO APPROVE A POLICY TO PERMIT THE BOARD OF TRUSTEES AND HCA TO SELECT SUBADVISERS OR TO AMEND SUBADVISORY AGREEMENTS WITHOUT OBTAINING FURTHER
           SHAREHOLDER APPROVAL AND TO APPROVE A TECHNICAL AMENDMENT
                  TO EACH FUND'S INVESTMENT ADVISORY AGREEMENT

SUMMARY

     At the Board of Trustees' Meeting, the Trustees, including the Independent Trustees, approved, and recommended that shareholders of each Fund approve, a policy to permit the Adviser, subject to the approval of the Board of Trustees, to appoint subadvisers, to enter into subadvisory agreements and to amend existing subadvisory agreements without further shareholder approval (the "Subadviser Approval Policy"). The implementation of the Subadviser Approval Policy is subject to the receipt of an exemptive order from the Securities and Exchange Commission (the "SEC").

THE SECTION 15 EXEMPTIVE ORDER

     On May 9, 1997, the Trust and HCA filed an exemptive application with the SEC requesting an order of the SEC (the "Exemptive Order") for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. If the Exemptive Order is granted by the SEC, and shareholders approve this proposal, the Adviser will be authorized, subject to approval by the Board of Trustees, to evaluate, select and retain new subadvisers for the respective Funds or modify a Fund's existing subadvisory agreement without obtaining further approval of the affected Fund's shareholders whenever the Adviser and the Board of Trustees believe such actions will benefit that Fund and its shareholders.

THE ADVISER AND THE SUBADVISERS

     HCA has served as the Adviser to the Trust since its inception in 1986 pursuant to separate investment advisory agreements between the Trust, on behalf of each Fund, and the Adviser. Since 1987, the Adviser has selected subadvisers and recommended that the Board of Trustees approve those subadvisers to make the day-to-day investment decisions for the Funds. Since that time, the Adviser has represented itself as an investment adviser whose strength, experience and expertise lies in its ability to evaluate, select and supervise those subadvisers who can add the most value to shareholders' investments in the respective Funds.

     Current Subadviser Approval Process. The Trust, on behalf of each Fund, enters into a separate subadvisory agreement with the Adviser and the respective subadviser selected by the Adviser. Under the terms of these subadvisory agreements, the subadvisers have authority to provide the respective Funds with advice concerning the investment management of that portion of the Fund's assets allocated to the subadviser by the Adviser. The subadvisers determine what securities shall be purchased, what securities shall be sold and what portion of a Fund's assets shall remain uninvested. For these subadvisory services to the Funds, the Adviser pays each subadviser a monthly fee at an annual rate based on the average daily net assets of the Fund as specified in the specific subadvisory agreement. Each subadviser bears its own expenses of providing subadvisory services to the respective Fund. Neither the Trust nor the Funds have any responsibility to pay subadvisory fees to any subadviser. Each Fund's subadvisory arrangements are subject to approval by the Board of Trustees, including the Independent Trustees, and in the absence of exemptive relief from the SEC, each subadvisory agreement is subject to the approval of the affected Fund's shareholders.

     Proposed Subadviser Approval Policy. Approval of the Subadviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Trust, the Adviser, the subadvisers or the subadvisory agreements other than the requirement to call a meeting of the affected Fund's shareholders. The Board of Trustees of the Trust, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements between the Adviser and the subadvisers as well as all changes to existing subadvisory agreements. In addition, if the requested relief is granted by the SEC, the Trust and Adviser will be subject to several conditions imposed by the SEC to ensure that the interests of the Funds' shareholders are adequately protected whenever the Adviser acts under the Subadviser Approval Policy. Furthermore, within 90 days of a change to a Fund's subadvisory arrangements, the Trust will provide the affected Fund's shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would be required to be sent to the affected Fund's shareholders in a proxy statement. This information will permit the affected Fund's shareholders to determine if they are satisfied with the subadvisory arrangements. If not satisfied, the shareholders would be able to exchange their shares for another Fund or redeem their shares. Exchanges and redemptions are not subject to transaction or distribution fees.

     SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUNDS TO THE ADVISER. If the Trust implements this policy, the Adviser, pursuant to each Fund's investment advisory agreement, will continue to provide the same level of management and administrative services to the Funds as it has always provided.

     If the Exemptive Order is granted, the relief would apply to at least the following situations: (i) the subadviser is removed for substandard performance;
(ii) the individual employee responsible for a Fund moves from employment with one subadviser to another; (iii) there is a change of control of the subadviser;
(iv) HCA decides to diversify the Fund's management by adding another subadviser; (v) there is a change in investment style of the Fund; and (vi) HCA negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that HCA pays to the subadviser. Furthermore, where there is a decrease in a subadviser's compensation paid by HCA, the concomitant increase in the compensation available for retention by HCA would not be deemed to be an increase in advisory compensation that requires a shareholder meeting. The Subadviser Approval Policy will not be used to approve any subadviser that is affiliated with HCA as that term is used in the 1940 Act or to materially amend any subadvisory agreement with an affiliated subadviser.

     As of the date of this Proxy Statement, neither the Trust nor the Adviser is aware of any reason why a Fund's subadviser will not continue to serve in that capacity and under the terms of the existing subadvisory agreement, except as described in Proposal 7. However, some events that affect a subadviser, for example, a change of control of the subadviser, happen very quickly and without substantial advance notice to all parties that might be affected.

REASONS FOR REQUESTING SECTION 15 EXEMPTIVE RELIEF

     The Trustees believe that providing the Adviser with maximum flexibility to perform those duties that shareholders expect the Adviser to perform -- selecting, supervising and evaluating subadvisers -- without incurring the unnecessary delay or expense of obtaining further shareholder approval is in the best interests of each Fund's shareholders because it will allow each Fund to operate more efficiently. Currently, in order for the Adviser to appoint a subadviser or materially modify a subadvisory agreement, the Trust must call and hold a shareholder meeting of the affected Fund, create and distribute proxy materials, and solicit votes from the Fund's shareholders. This process is time-intensive, costly and slow and is borne entirely by the respective Fund. Without the delay inherent in holding shareholder meetings, each Fund would be able to act more quickly and with less expense to appoint a subadviser when the Trustees and the Adviser feel that the appointment would benefit the Fund.

     Also, the Trustees believe that is appropriate to vest the selection, supervision and evaluation of the subadvisers in the Adviser (subject to review by the Board of Trustees) in light of the management structure of the Trust, as well as the Adviser's significant experience and expertise in selecting subadvisers and the shareholders' expectation that the Adviser will utilize that expertise to select the most competent subadvisers. The Adviser has demonstrated that it has the requisite expertise to evaluate, select and supervise subadvisers. For the past ten years, the Adviser has continually evaluated and refined its subadviser selection process. The Trustees believe that many investors choose to invest in the Funds because of the Adviser's experience and expertise in evaluating and choosing subadvisers who can add the most value to a shareholder's investment in that Trust.

     Finally, the Trustees will provide sufficient oversight of the subadviser selection process to ensure that shareholders' interests are protected whenever the Adviser selects a subadviser or modifies a subadvisory agreement. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements. In their review, the Trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Trustees will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. The Trustees believe that their comprehensive review will ensure that the Adviser continues to act in the best interests of each Fund and its shareholders. Each subadvisory agreement will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief is granted by the SEC.

TECHNICAL AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENTS

     The Trust, on behalf of each Fund, has entered into investment advisory agreements with the Adviser (each, an "Advisory Agreement" and together, "the Advisory Agreements"). Each Advisory Agreement contains a clause that specifically states that any subadvisory agreements entered into by the Adviser will be approved by shareholders. In order to obviate any interpretive conflict between the provisions of the Exemptive Order and the Advisory Agreements, the Trustees, including the Independent Trustees, have approved an amendment to the Advisory Agreements to change that clause. If this proposal is approved, a technical amendment (the "Technical Amendment") to each of the Advisory Agreements will be adopted. Each Advisory Agreement will be amended as follows:

        "SUBADVISERS: You may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as subadvisers to provide with respect to the Fund certain services set forth in Paragraphs 4 and 7 hereof, all as shall be set forth in a written contract to which the Trust, on behalf of the Fund, and you shall be parties, which contract shall be subject to approval in accordance with the requirements of the Investment Company Act of 1940, as amended, and as such requirements may be modified by rule, regulation or order of the Securities and Exchange Commission.

     Except for the Technical Amendment, all other provisions in each Fund's Advisory Agreement will remain unchanged.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THIS PROPOSAL

REQUIRED VOTE

     Approval of this proposal with respect to a Fund requires the affirmative 1940 Act Majority Vote of that Fund's outstanding shares. If one or more of the Funds does not approve this proposal, the Subadviser Approval Policy will not be adopted with respect to that Fund. Adoption of the Policy is subject to receipt of the requested exemptive relief which may take until October, 1997. If the SEC declines to grant the exemptive relief requested by the Trust and the Adviser, the Subadviser Approval Policy will not be adopted for any Fund.

                                   PROPOSAL 6

        TO APPROVE A CHANGE TO HARBOR VALUE FUND'S INVESTMENT OBJECTIVE

GENERAL

     At the Board of Trustees' Meeting, the Trustees, including the Independent Trustees, voted to approve, and voted to recommend that Harbor Value Fund's shareholders approve, an amendment to the Fund's investment objective. The amendment will not result in a change in the way the Fund is currently managed. As described above in Proposal 4, the Trustees also recommended that the Fund's investment objective be reclassified as non-fundamental.

THE AMENDED INVESTMENT OBJECTIVE

     The Fund's current investment objective is to seek "maximum long-term total return from a combination of capital growth and income through investment in a portfolio consisting primarily of dividend-paying common stocks." As presently stated, the investment objective states that the Fund will seek both capital growth and income. Such a policy could be construed as not permitting the Fund to aggressively pursue a strategy of investing in common stocks with above average dividend yield that produce income for the Fund at the expense of capital growth. Both HCA and the Fund's subadvisers, DePrince, Race and Zollo, Inc. and Richards & Tierney, Inc., believe that the Fund should be classified as an "equity-income" fund that seeks total return but with an established focus on investing for income in dividend paying common stocks.

     The Fund's investment objective as amended will be "long term total return with an emphasis on current income." The Fund will seek to achieve its investment objective by investing in dividend paying common stocks. At the present time, the Trustees are not recommending any material changes to the Fund's operating policies. HCA, the Subadvisers and the Trustees do not believe that the proposed change to the Fund's investment objective will increase the risks associated with an investment in the Fund.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT HARBOR VALUE FUND'S SHAREHOLDERS APPROVE THE AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVE

REQUIRED VOTE

     Approval of this proposal requires the 1940 Act Majority Vote of Harbor Value Fund's outstanding shares. If the Fund's shareholders do not approve this proposal, the Fund's investment objective will not be changed.

                                   PROPOSAL 7

                     TO APPROVE A NEW SUBADVISORY AGREEMENT
                        ON BEHALF OF HARBOR GROWTH FUND

GENERAL

     At the Board of Trustees' Meeting, held May 1, 1997, the Trustees, including the Independent Trustees, approved, and voted to recommend that Harbor Growth Fund's shareholders approve, a proposal to approve a new subadvisory agreement (the "Subadvisory Agreement") among the Trust, on behalf of Harbor Growth Fund, the Adviser and Emerging Growth Advisors, Inc., the proposed subadviser ("EGA"). Pursuant to the terms of the Subadvisory Agreement, EGA will provide portfolio management services to the Fund's portfolio. Prior to May 2, 1997, Nicholas-Applegate Capital Management was responsible for investing the Fund's portfolio. Effective May 1, 1997, the Board of Trustees terminated the investment subadvisory agreement (the "Prior Agreement") among the Trust, on behalf of the Fund, the Adviser and Nicholas-Applegate because the Trustees did not believe that Nicholas-Applegate could continue to provide the level of portfolio management services that the Fund requires.

     The Subadvisory Agreement provides for a change in the rate of the subadvisory fee to be paid to EGA. THERE WILL BE NO INCREASE IN ADVISORY FEES PAID BY THE FUND TO THE ADVISER WHO WILL CONTINUE TO PAY EGA'S SUBADVISORY FEE OUT OF ITS ASSETS. Under the terms of the Subadvisory Agreement, EGA will pay its own expenses.

THE SUBADVISER

     EGA, located at 401 E. Pratt Street, Baltimore, Maryland 21202 is a Delaware corporation registered as an investment adviser with assets of
$     under management as of May 16, 1997. EGA acts as an investment manager to several institutional clients although the Fund is currently the only mutual fund to which it provides services. Mr. Peter S. Welles, the President of EGA, will provide portfolio management services to the Fund. Since 1992, Mr. Welles has been providing investment advisory services to private accounts and pension accounts. Prior to 1996, Mr. Welles was a general partner of Emerging Growth Partners, L.P., an investment limited partnership. Mr. Welles is the sole director and officer of EGA.

THE SUBADVISORY AGREEMENT

     A copy of the Subadvisory Agreement is attached hereto as Exhibit A and the following discussion of the terms of the Subadvisory Agreement is qualified in its entirety by reference to Exhibit A.

     The Subadvisory Agreement is substantially the same as the Prior Agreement with Nicholas-Applegate that was approved by the Fund's shareholders on December 11, 1992 in connection with the appointment of Nicholas-Applegate as the Fund's subadviser. The Subadvisory Agreement (i) provides that EGA will, subject to the over-all direction of the Board of Trustees, regularly provide the Fund with advice concerning the investment management of the portion of the Fund's assets allocated to EGA and will arrange for the placing of all orders for the purchase and sale of portfolio securities; (ii) provides that in the event that the Subadvisory Agreement terminates during any portion of a year, the fee due to EGA shall be prorated based upon the number of days the Subadvisory Agreement was in effect; (iii) requires EGA to provide to the Adviser any more favorable asset based fee arrangements that are provided to other investment clients using EGA's advisory services; and (iv) provides that EGA is not liable to the Adviser or the Trust, on behalf of the Fund, except for gross negligence or bad faith or willful misfeasance in the performance of its duties or by reason of reckless disregard of its obligations and duties.

     If approved by the Fund's shareholders, the Subadvisory Agreement will remain in effect, unless earlier terminated, until March 17, 1999, and from year to year thereafter, provided that the Agreement is approved at least annually by the vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, and either by vote of a majority of the Trustees or a majority of the outstanding shares of the Fund. The Subadvisory Agreement will terminate automatically in the event of its assignment or the assignment of the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, and may be terminated with respect to the Fund at any time, without penalty charged to the Fund, by a 1940 Act Majority Vote of the Fund's outstanding shares or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to EGA or by EGA on 60 days' written notice to the Trust.

     Subadvisory Fee. Under the Prior Agreement, the Adviser, out of its own assets, paid a subadvisory fee that was equal on an annual basis to a stated percentage of the Fund's average actual net assets managed by Nicholas-Applegate as follows:

                      NET ASSET VALUE                           ANNUAL RATE
                      ---------------                           -----------
First $25 million...........................................    0.75%
Next $75 million............................................    0.625%
Amounts over $100 million...................................    0.50%

     The Adviser was obligated to pay Nicholas-Applegate an annual minimum fee of $75,000. The subadvisory fee paid by the Adviser to Nicholas-Applegate for the period from November 1, 1995 to October 31, 1996 was $730,000.

     Under the Subadvisory Agreement, the Adviser, out of its own assets will pay EGA a fee that is equal on an annual basis to a stated percentage of the Fund's average actual net assets managed by EGA as follows:

        NET ASSET VALUE                                         ANNUAL RATE
        ---------------                                         -----------
First $5 million............................................       1.00%
Next $20 million............................................       0.75%
Amounts over $25 million....................................       0.50%

     Under the Subadvisory Agreement, the Adviser will be obligated to pay EGA an annual minimum fee of $10,000. If the fee under the Subadvisory Agreement had been in effect for the period from November 1, 1995 to October 31, 1996, the
Adviser would have paid EGA $       .

     Although the initial breakpoints in the subadvisory fee rate applicable to EGA are higher than those applicable to Nicholas-Applegate, the overall effect of reducing the breakpoint to 0.50% after the Fund's assets reach $25 million is to reduce the dollar amount that will be paid to EGA. For example, if the Fund's assets were $100 million, HCA would pay EGA $575,000 which is $81,250 less than HCA would have paid to Nicholas-Applegate on the same $100 million.

     The approval of the Subadvisory Agreement will not result in any change in the advisory fee that the Fund is obligated to pay the Adviser.

     For purposes of satisfying the applicable fee rate and satisfying the minimum payment requirement, the assets of the Fund and payments by the Adviser to EGA will be combined with the assets and payments of the Harbor Capital Group Trust for Defined Benefit Plans that EGA manages.

THE HARBOR GROWTH FUND ADVISORY AGREEMENT

     The Adviser is responsible for the over-all management of Harbor Growth Fund pursuant to a separate advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the "Growth Fund Advisory Agreement"). The Growth Fund Advisory Agreement was initially approved by the shareholders of Harbor Growth Fund on June 25, 1993 and was most recently approved by the Trustees, including the dependent Trustees, on January 23, 1997. Under the terms of the Growth Fund Advisory Agreement, the Adviser may furnish the Fund with investment research, advice and supervision and may furnish an investment program for the Fund consistent with the investment objective and policies of the Fund. The Growth Fund Advisory Agreement expressly provides that the Adviser may engage a subadviser to assist in the management of the Fund's investment portfolio. The Adviser oversees the management of the Fund by its subadviser and administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities and is responsible for clerical, record keeping and bookkeeping services and for the financial and accounting records required to be maintained by the Fund, other than those maintained by the Fund's custodian and shareholder servicing agent. For its services under the Growth Fund Advisory Agreement, the Adviser receives a fee paid monthly equal to the sum of 0.75% per annum of the average daily net assets of Harbor Growth Fund. For the fiscal year ended October 31, 1996, Harbor Growth Fund paid $981,000 to the Adviser as compensation for advisory services.

TRUSTEES' EVALUATION

     As the Board of Trustees' Meeting, the Trustees, including the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders that EGA be approved as the subadviser to the Fund. In making this determination, the Trustees considered several factors including EGA's experience as an investment adviser, the quality of the services to be provided by EGA to the Fund and EGA's investment process that focuses on investment in companies with market capitalizations or estimated revenues of not more than $250-$500 million at the time of initial investment. EGA researches a company's business characteristics looking for those companies with favorable prospective financial dynamics where management is committed to improving the company's earnings at an above average growth rate and which have favorable long-term growth dynamics. The Trustees approved the subadvisory fee to be paid by the Adviser to EGA based on its analysis of the factors described above. The Trustees believe the Subadvisory Agreement and the proposed subadvisory fee to be reasonable and fair, and the appointment of EGA to be in the best interests of the Fund's shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF HARBOR GROWTH FUND APPROVE THE SUBADVISORY AGREEMENT

REQUIRED VOTE

     Approval of the Subadvisory Agreement requires a 1940 Act Majority Vote of Harbor Growth Fund's outstanding shares.

     As described below in Proposal 5, the Trust and the Adviser have applied for exemptive relief from the SEC to permit the Trustees to approve the appointment of subadvisers without further shareholder approval. The Board of Trustees and the Adviser do not intend to rely on the relief requested in Proposal 5 to approve the appointment of EGA as subadviser to Harbor Growth Fund. The approval of the Subadvisory Agreement with EGA will be subject to approval by the Fund's shareholders. If the Fund's shareholders do not approve the Subadvisory Agreement, the Trustees will seek to obtain interim advisory services for the Fund either from EGA or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements, in either event subject to approval by the Fund's shareholders.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER

     The Adviser is a registered investment adviser and Delaware corporation with its principal offices at One SeaGate, Toledo, Ohio 43666. The Adviser was incorporated on September 1, 1983. The Adviser, through a series of wholly-owned subsidiaries, is wholly-owned by Owens-Illinois, Inc. ("Owens-Illinois"). In addition to managing and administering the assets of the Funds, the Adviser also manages separate accounts for the Harbor Capital Group Trust for Defined Benefit Plans.

     The address of the directors and officers of the Adviser is One SeaGate, Toledo, Ohio 43666. The directors and officers and their principal occupations are shown below. Mr. Boller is Vice-President -- Investments for Owens-Illinois, Inc., the parent company of the Adviser.

    HARBOR CAPITAL ADVISORS, INC.                   POSITION AND PRINCIPAL OCCUPATION
    -----------------------------                   ---------------------------------
Ronald C. Boller.....................  Director and President, the Adviser; Vice President --
                                       Investments, Owens-Illinois, Inc.
Janice D. Osthimer...................  Director and Senior Vice President, the Adviser
Constance L. Souders.................  Director, Senior Vice President, Secretary and Treasurer,
                                       the Adviser

OTHER BUSINESS

     As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy Card will be voted in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE MEETING

     The enclosed proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal executive offices), by executing a superseding proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the Proxy Card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

     In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 through 7 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any adjournment will require the affirmative vote of a majority of the shares of the Trust (or the affected Fund) present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any the adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

     One-third of the shares of the Trust outstanding and entitled to vote shall be a quorum for the transaction of business at the Meeting, but any lesser number shall be sufficient for adjournments. Abstentions will be treated as shares that are present and entitled to vote with respect to each proposal, but will not be counted as a vote in favor of a proposal. Accordingly, an abstention from voting on a proposal has the same effect as a vote against the proposal. If a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote as to a particular proposal, those shares will not be considered as present and entitled to vote with respect to the proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to subsection (i) of the 1940 Act Majority definition. In addition, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected a Trustee pursuant to Proposal 1. However, in determining whether a proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority, a "broker non-vote" will have the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered outstanding shares.

MANNER AND COST OF PROXY SOLICITATION

     Each Fund will bear its allocable portion of proxy solicitation expenses, including the cost of preparing, assembling and mailing materials used in connection with the solicitation of proxies. The Funds will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of HCA, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax.

     In addition to the solicitation of proxies by mail or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust, personnel of the Transfer Agent or agents hired by the Transfer Agent for such purpose. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust has not sought to obtain an opinion of counsel on this matter and is not aware of any such challenge. A shareholder will be called on a recorded line at the telephone number shown in the Transfer Agent's records for the account and could be asked for the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his shares at the Meetings in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special telephone number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meetings, the shareholder can revoke the proxy at that time and vote the shares at the Meetings. The cost of
the proxy solicitation on behalf of the Trust is expected to be $      .

SHAREHOLDER PROPOSALS

     The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

JUNE 2, 1997

                                                                      APPENDIX A

     As of May 16, 1997, each Fund had the following number of shares outstanding:

                                                                  SHARES
                            FUND                                OUTSTANDING
                            ----                                -----------
Harbor International Growth Fund............................
Harbor Growth Fund..........................................
Harbor Capital Appreciation Fund............................
Harbor International Fund II................................
Harbor International Fund...................................
Harbor Value Fund...........................................
Harbor Bond Fund............................................
Harbor Short Duration Fund..................................
Harbor Money Market Fund....................................

                                                                      APPENDIX B

     As of May 16, 1997, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of each Fund:

                                                                      APPENDIX C

     The information as to beneficial ownership set forth in the chart below is based on statements furnished to the Funds by the Trustees. Each has all voting and investment powers with respect to the shares indicated. All of the information is as of May 16, 1997.

     None of the Trustees beneficially owned individually, nor did the Trustees beneficially own as a group, in excess of one percent of the outstanding shares of any of the Funds as of May 16, 1997.

                FUND                       BOLLER         COLHOUN          GOULD           SMITH
                ----                       ------         -------          -----           -----
Harbor International Growth Fund....
Harbor Growth Fund..................
Harbor Capital Appreciation Fund....
Harbor International Fund II........
Harbor International Fund...........
Harbor Value Fund...................
Harbor Bond Fund....................
Harbor Short Duration Fund..........
Harbor Money Market Fund............

                                                                      APPENDIX D

                                  HARBOR FUND
               AMENDMENTS TO FUNDAMENTAL INVESTMENT RESTRICTIONS

NO.               EACH FUND MAY NOT:                              EACH FUND MAY NOT:
---               ------------------                              ------------------
                 CURRENT RESTRICTIONS                            AMENDED RESTRICTIONS
 1.    Invest more than 5% of the value of the         with respect to 75% of the total assets
       total assets of a Fund (with respect to         of the Fund, purchase the securities of
       75% of the relevant Fund's total assets         any issuer if such purchase would cause
       taken at market value) in the securities        more than 5% of the Fund's total assets
       of any one issuer, except U.S. Government       (taken at market value) to be invested in
       securities;                                     the securities of such issuer, or
                                                       purchase securities of any issuer if
                                                       such purchase would cause more than 10%
                                                       of the total voting securities of such
                                                       issuer to be held by the Fund, except
                                                       obligations issued or guaranteed by the
                                                       U.S. Government, its agencies or
                                                       instrumentalities.
 2.    purchase the securities of any issuer if        See above.
       such purchase would cause more than 10%
       of the voting securities of such issuer
       to be held by a Fund (with respect to 75%
       of the relevant Fund's total assets taken
       at market value);
 3.    borrow money except from banks on a             borrow money, except (a) the Fund may
       temporary basis for extraordinary or            borrow from banks (as defined in the Act)
       emergency purposes, provided that a Fund        or through reverse repurchase agreements
       is required to maintain asset coverage of       in amounts up to 33 1/3% of its total
       300% for all borrowing. This restriction        assets (including the amount borrowed),
       does not apply to (i) cash collateral           (b) the Fund may, to the extent permitted
       received as a result of portfolio               by applicable law, borrow up to an
       securities lending; or (ii) to Harbor           additional 5% of its total assets for
       Value Fund and Harbor Short duration            temporary purposes, (c) the Fund may
       Fund, except that each such Fund is             obtain such short-term credits as may be
       required to maintain asset coverage of          necessary for the clearance of purchases
       300% for all borrowing;                         and sales of portfolio securities, and
                                                       (d) the Fund may engage in transactions
                                                       in mortgage dollar rolls which are
                                                       accounted for as financings. Harbor Money
                                                       Market Fund is not permitted to invest in
                                                       reverse repurchase agreements and
                                                       mortgage dollar rolls accounted for as a
                                                       financing.
 4.    act as underwriter of the securities            No change recommended.
       issued by others, except to the extent
       that the purchase of securities in
       accordance with a Fund's investment
       objective and policies directly from the
       issuer thereof and the later disposition
       thereof may be deemed to be underwriting;

NO.               EACH FUND MAY NOT:                              EACH FUND MAY NOT:
---               ------------------                              ------------------
                 CURRENT RESTRICTIONS                            AMENDED RESTRICTIONS
 5.    purchase securities if such purchase            invest 25% or more of its total assets in
       would cause more than 25% in the                the securities of one or more issuers
       aggregate of the market value of the            conducting their principal business
       total assets of a Fund to be invested in        activities in the same industry
       the securities of one or more issuers           (excluding the U.S. Government or any of
       having their principal business                 its agencies or instrumentalities).
       activities in the same industry, other          Harbor Money Market Fund may invest more
       than U.S. Government securities (for the        than 25% of its total assets in the
       purposes of this restriction, (i)               securities of banks and bank holding
       telephone companies are considered to be        companies, including certificates of
       a separate industry from gas or electric        deposit and bankers' acceptances.
       utilities, (ii) wholly-owned finance
       companies are considered to be in the
       industry of their parents if their
       activities are primarily related to
       financing the activities of the parents
       and (iii) privately issued
       mortgage-backed securities collateralized
       by mortgages insured or guaranteed by the
       U.S. Government, its agencies or
       instrumentalities do not represent
       interests in any industry) except that
       (a) more than 25% of the market value of
       the total assets of Harbor Money Market
       Fund may be invested in the securities of
       banks and bank holding companies,
       including certificates of deposit and
       bankers' acceptances; and (b) Harbor
       International Growth Fund will
       concentrate in any one of three
       designated industries: pharmaceuticals,
       banking and telephone companies (the
       "Designated Industries") when the
       Subadviser deems securities in any one of
       the Designated Industries to be a good
       relative value (as defined in the
       Prospectus) by investing from 25% to 40%
       of the value of its total assets in the
       securities of such Designated Industry;
 6.    issue senior securities, except as              No change recommended.
       permitted under the Investment Company
       Act, and except that Harbor Fund may
       issue shares of beneficial interest in
       multiple series or classes;

NO.               EACH FUND MAY NOT:                              EACH FUND MAY NOT:
---               ------------------                              ------------------
                 CURRENT RESTRICTIONS                            AMENDED RESTRICTIONS
 7.    purchase or sell real estate (including         purchase, hold or deal in real estate,
       limited partnership interests but               although the Fund may purchase and sell
       excluding securities secured by real            securities that are secured by real
       estate or interests therein), interests         estate or interests therein, securities
       in oil, gas or mineral leases,                  of real estate investment trusts and
       commodities or commodities contracts,           mortgage-related securities and may hold
       except futures contracts, including but         and sell real estate acquired by the Fund
       not limited to contracts for the future         as a result of the ownership of
       delivery of securities and futures              securities.
       contracts based on securities indexes, or
       engage in arbitrage transactions. Foreign       generally may not invest in commodities
       currency, forward foreign currency              or commodity contracts, except that the
       exchange contracts, options on currency,        Fund may invest in currency and financial
       currency futures contracts and options on       instruments and contracts that are
       such futures contracts are not deemed to        commodities or commodity contracts which
       be prohibited commodities or commodities        are not deemed to be prohibited
       contracts for the purpose of this               commodities or commodities contracts for
       restriction;                                    the purpose of this restriction.
 8.    make loans to other persons, except loans       No change recommended.
       of portfolio securities and except to the
       extent that the purchase of debt
       obligations and the entry into repurchase
       agreements in accordance with such Fund's
       investment objectives and policies may be
       deemed to be loans;
 9.    purchase securities of any issuer with a        No similar restriction. This restriction
       record of less than three years'                was required by state securities
       continuous operation, including                 administrators and is no longer required
       predecessors, except U.S. Government            because of the preemption of state
       securities and except securities of such        regulation of mutual funds by Congress.
       issuers which are rated by at least one         There is no requirement in the federal
       nationally recognized statistical rating        securities laws for such a restriction.
       organization (and, with respect to Harbor
       International Growth Fund, Harbor
       International Fund II, Harbor
       International Fund and Harbor Bond Fund,
       except obligations issued or guaranteed
       by any foreign government or its agencies
       or instrumentalities), if such purchase
       would cause the investments of a Fund in
       all such issuers to exceed 5% of the
       value of the total assets of that Fund;
10.    purchase from or sell portfolio                 No similar restriction. This restriction
       securities of a Fund to any of the              was required by state securities
       officers or Trustees of Harbor Fund, its        administrators and is no longer required
       investment advisers, its principal              because of the preemption of state
       underwriter or the officers or directors        regulation of mutual funds by Congress.
       of its investment advisers or principal         Each Fund is subject to Section 17 of the
       underwriter;                                    1940 Act that regulates transactions
                                                       between mutual funds and affiliated
                                                       persons.

NO.               EACH FUND MAY NOT:                              EACH FUND MAY NOT:
---               ------------------                              ------------------
                 CURRENT RESTRICTIONS                            AMENDED RESTRICTIONS
11.    pledge, mortgage or hypothecate its             No similar restriction. This restriction
       assets, except that, to secure permitted        was required by state securities
       borrowings, it may pledge securities            administrators and is no longer required
       having a market value at the time of            because of the preemption of state
       pledge not exceeding 15% of the cost of a       regulation of mutual funds by Congress.
       Fund's total assets and except in               Each Fund's activities related to
       connection with permitted transactions in       borrowing are subject to the limits of
       options, futures contracts and options on       fundamental investment restriction no. 3
       futures contracts; or                           on borrowing.
12.    invest in other companies for the purpose       Redesignated as a non-fundamental
       of exercising control or management.            restriction. See non-fundamental
                                                       restriction (g).
13.    Notwithstanding the investment policies         No change recommended.
       and restrictions of a Fund, a Fund may
       invest its assets in an open-end
       management investment company with
       substantially the same investment
       objective, policies and restrictions as
       the Fund.

                                                                      APPENDIX E

                                  HARBOR FUND
                             INVESTMENT OBJECTIVES

                                                                            PROPOSED OBJECTIVE AND
NAME OF FUND                              CURRENT OBJECTIVE              PRINCIPAL INVESTMENT POLICY
------------                              -----------------              ---------------------------
Harbor International Growth
  Fund.........................    seeks long-term growth of           The investment objective of
                                   capital through investment in a     Harbor International Growth Fund
                                   portfolio consisting of non-U.S.    is long-term growth of capital.
                                   equity securities.
                                                                       The Fund seeks to achieve its
                                                                       objective by investing primarily
                                                                       in equity and equity-related
                                                                       securities of foreign issuers.
Harbor Growth Fund.............    seeks long-term growth of           The investment objective of
                                   capital by investing primarily      Harbor Growth Fund is long-term
                                   in common stocks, the earnings      growth of capital.
                                   and security prices of which the
                                   Fund's subadviser expects to        The Fund seeks to achieve its
                                   grow at a rate above that of the    objective by investing primarily
                                   overall market.                     in equity and equity-related
                                                                       securities of companies with
                                                                       market capitalizations or
                                                                       estimated revenues of not more
                                                                       than $250-$500 million at the
                                                                       time of initial investment.
Harbor Capital Appreciation
  Fund.........................    seeks long-term growth of           The investment objective of
                                   capital by investing primarily      Harbor Capital Appreciation Fund
                                   in a portfolio of equity            is long-term growth of capital.
                                   securities of established
                                   companies with above-average        The Fund seeks to achieve its
                                   prospects for growth. Dividend      objective by investing primarily
                                   income is a secondary               in equity and equity-related
                                   consideration.                      securities of companies with
                                                                       market capitalizations of at
                                                                       least $1 billion and
                                                                       above-average prospects for
                                                                       growth.
Harbor International Fund II...    seeks long-term growth of           The investment objective of
                                   capital through investment in a     Harbor International Fund II is
                                   portfolio consisting primarily      long-term total return
                                   of non-U.S. equity securities.      principally from growth of
                                   Current income is a secondary       capital.
                                   consideration.
                                                                       The Fund seeks to achieve its
                                                                       objective by investing primarily
                                                                       in equity and equity-related
                                                                       securities of foreign issuers.

                                                                            PROPOSED OBJECTIVE AND
NAME OF FUND                              CURRENT OBJECTIVE              PRINCIPAL INVESTMENT POLICY
------------                              -----------------              ---------------------------
Harbor International Fund......    seeks long-term growth of           The investment objective of
                                   capital through investment in a     Harbor International Fund is
                                   portfolio consisting of non-U.S.    long-term total return
                                   equity securities. Current          principally from growth of
                                   income is a secondary               capital.
                                   consideration.
                                                                       The Fund seeks to achieve its
                                                                       objective by investing primarily
                                                                       in equity and equity-related
                                                                       securities of foreign issuers.
Harbor Value Fund..............    seeks maximum long-term total       The investment objective of
                                   return from a combination of        Harbor Value Fund is long-term
                                   capital growth and income           total return with an emphasis on
                                   through investment in a             current income.
                                   portfolio consisting primarily
                                   of dividend-paying common           The Fund seeks to achieve its
                                   stocks.                             investment objective by
                                                                       investing in dividend-paying
                                                                       common stocks.
Harbor Bond Fund...............    seeks maximum total return,         The investment objective of
                                   consistent with the preservation    Harbor Bond Fund is total
                                   of capital and prudent              return.
                                   investment management, through
                                   investment in an actively           The Fund seeks to achieve its
                                   managed portfolio of                objective by investing in an
                                   fixed-income securities.            actively managed portfolio of
                                                                       fixed-income securities of
                                                                       corporate and governmental
                                                                       issuers located in the U.S. and
                                                                       foreign countries.
Harbor Short Duration Fund.....    seeks to maximize total return,     The investment objective of
                                   consistent with prudent             Harbor Short Duration Fund is
                                   investment risk, through            total return that is consistent
                                   investment in an actively           with preservation of capital.
                                   managed portfolio of short-term
                                   high grade fixed-income             The Fund seeks to achieve its
                                   securities.                         objective by investing in an
                                                                       actively managed portfolio of
                                                                       short-term, high grade fixed-
                                                                       income securities of corporate
                                                                       and governmental issuers located
                                                                       in the U.S. and foreign
                                                                       countries.

                                                                            PROPOSED OBJECTIVE AND
NAME OF FUND                              CURRENT OBJECTIVE              PRINCIPAL INVESTMENT POLICY
------------                              -----------------              ---------------------------
Harbor Money Market Fund.......    seeks as high a level of current    The investment objective of
                                   income as is considered             Harbor Money Market Fund is
                                   consistent with the preservation    current income.
                                   of capital and liquidity.
                                                                       Consistent with its policy of
                                                                       preservation of capital and
                                                                       liquidity, the Fund seeks to
                                                                       achieve its objective by
                                                                       investing in money market
                                                                       instruments of domestic and
                                                                       foreign issuers.

                                                                      APPENDIX F

                       ADDITIONAL FEES PAID BY THE FUNDS
                      TO THE ADVISER AND/OR ITS AFFILIATES

     Harbor Transfer, Inc. provides transfer agency services to the Funds and HCA Securities Inc. provides distribution services to the Funds. It is expected that these companies will continue to provide these services.

     For the fiscal year ended October 31, 1996, the following Funds paid the following amounts of compensation to Harbor Transfer, Inc. for transfer agency services pursuant to their transfer agency agreements with Harbor Transfer, Inc. No Fund paid any distribution fees to HCA Securities, Inc.

                            FUND                                TRANSFER AGENCY FEES
                            ----                                --------------------
Harbor International Growth Fund............................         $
Harbor Growth Fund..........................................
Harbor Capital Appreciation Fund............................
Harbor International Fund II................................
Harbor International Fund...................................
Harbor Value Fund...........................................
Harbor Bond Fund............................................
Harbor Short Duration Fund..................................
Harbor Money Market Fund....................................

                                                                       EXHIBIT A
--------------------------------------------------------------------------------

HARBOR FUND

                                                       May 2, 1997

Emerging Growth Advisors, Inc.
401 E. Pratt Street
Suite 211
Baltimore, Maryland 21202
                                                             [HARBOR FUND LOGO]

                  INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER
                              (HARBOR GROWTH FUND)

Dear Sirs:

     Harbor Capital Advisors, Inc. (the "Adviser"), a Delaware corporation, with its principal offices at One SeaGate, Toledo, Ohio 43666, is the investment adviser to Harbor Fund (the "Trust") on behalf of Harbor Growth Fund (the "Fund"). The Trust has been organized under the laws of Delaware to engage in the business of an investment company. The shares of beneficial interest of the Trust ("Shares") are divided into multiple series including the Fund, as established pursuant to a written instrument executed by the Trustees of the Trust. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Pursuant to authority granted the Adviser by the Trust's Trustees, the Adviser has selected you to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below. You are willing to act as such a sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth, and you represent and warrant that you are an investment adviser registered under the Investment Advisers Act of 1940, as amended. Accordingly, the Adviser and the Trust on behalf of the Fund agree with you as follows:

     1. Delivery of Fund Documents. The Adviser has furnished you with copies, properly certified or authenticated, of each of the following:

     (a) Agreement and Declaration of Trust of the Trust, as amended and restated from time to time, and the Certificate of Trust which was filed with the Delaware Secretary of State dated June 8, 1993 (the "Declaration of Trust").

     (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

     (c) Resolutions of the Trustees selecting the Adviser as investment adviser and you as a sub-investment adviser and approving the form of this Agreement.

     The Adviser will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, including future resolutions of the Trustees approving the continuance of the items listed in (c) above.

     2. Advisory Services. You will regularly provide the Fund with advice concerning the investment management of that portion of the Fund's assets that are allocated to you, which advice shall be consistent with the investment objective and policies of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information and any investment guidelines or other instructions received in writing from the Adviser. The Board of Trustees or the Adviser may, from time to time, make additions to and withdrawals from the assets of the Fund allocated to you. You will determine what securities shall be purchased for such portion of the Fund's assets, what securities shall be held or sold by such portions of the Fund's assets, and what portion of such assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws and the Investment Company Act and to the investment objective, policies and restrictions (including, without limitation, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company) of the Fund, as each of the same shall be from time to time in effect as set forth in the Fund's Prospectus and Statement of Additional Information, or any investment guidelines or other instructions received in writing from the Adviser, and subject, further, to such policies and instructions as the Board of Trustees may from time to time establish and deliver to you. In accordance with paragraph 5, you or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities with brokers or dealers selected by you for that portion of the Fund's assets for which you serve as sub-investment adviser.

     The Adviser shall provide you with written statements of the Declaration of Trust; By-Laws; the Fund's written investment objective and policies; Prospectus and Statement of Additional Information and instructions, as in effect from time to time; and you shall have no responsibility for actions taken in reliance on any such documents. You will conform your conduct to and will ensure that your management of the portion of the Fund's assets allocated to you complies with the Investment Company Act and all rules and regulations thereunder, the requirements for qualification of the Fund as a regulated investment company under Subchapter M of the Code, all other applicable federal and state laws and regulations, and with the provisions of the Fund's Registration Statement as amended or supplemented under the Securities Act of 1933, as amended, and the Investment Company Act.

     In the performance of your duties hereunder, you are and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund or of the Adviser. You will make your officers and employees available to meet with the Trust's officers and Trustees at least quarterly on due notice to review the investments and investment program of the portion of the Fund's assets allocated to you in light of current and prospective economic and market conditions. Nothing in this Agreement shall limit or restrict the right of any of your directors, officers and employees who may also be a trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict your right to engage in any other business or to render service of any kind to any other corporation, firm, individual or association, except as specifically prescribed in Section 4.

     3. Allocation of Charges and Expenses. You will bear your own costs of providing services hereunder. Other than as herein specifically indicated, you will not be required to pay any expenses of the Fund.

     4. Compensation of the Subadviser. For all investment management services to be rendered hereunder, the Adviser will pay a fee, as set forth in Schedule A attached hereto, quarterly in April, July, October and January, based on a percentage of the average of the actual net asset values of the portion of the Fund that you managed at the close of the last business day of each month within the quarter. Determination of net asset value of the Fund is computed daily by the Fund's custodian, State Street Bank and Trust Company. Your fee will be based on the average of the net asset values of the portion of the Fund that you manage, computed in the manner specified in the Fund's Prospectus and Statement of Additional Information for the computation of the net assets of the Fund by State Street Bank and Trust Company, on the last business day of each month within the quarter. If the determination of net asset value is suspended for the last business day of the month, then for the purposes of this paragraph 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets. If State Street Bank and Trust Company determines the value of the net assets of the Fund's portfolio more than once on any day, the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this paragraph 4.

     You will offer to the Adviser any more favorable asset based fee agreements that are provided to other investment clients, except that for any such agreements in effect upon the signing of this Agreement. Such offer shall be made as soon as practicable after a more favorable asset based fee agreement is provided for any other investment clients. Should more favorable asset based fee agreements be offered to others, the Adviser will be notified within (30) business days after such new asset based fee agreements are established.

     Your services to the Fund pursuant to this Agreement are deemed to be exclusive for a period of seven (7) years from the date of this Agreement and it is understood that you may not render investment advice, management and other services to any other registered investment company. The provisions set forth in the preceding sentence will survive termination of this Agreement except in the event this Agreement is assigned by or otherwise terminated by the Adviser or the Trust on behalf of the Fund.

     5. Avoidance of Inconsistent Position and Brokerage. In connection with purchases or sales of portfolio securities for the account of the portion of the Fund allocated to you, neither you nor any of your directors, officers or employees will act as a principal or agent or receive any compensation in connection with the purchase or sale of investment securities by the Fund, other than the compensation provided for in this Agreement. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the portion of the Fund's account allocated to you with brokers or dealers selected by you. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it is desirable for the Fund that you have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, except as specifically prescribed in Section 4.

     You will advise the Trust's custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may be reasonably required. From time to time as the Board of Trustees or the Adviser may reasonably request, you will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Trust or the Adviser may reasonably request.

     On occasions when you deem the purchase or sale of a security to be in the best interest of the Fund as well as other of your clients, you, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other clients.

     6. Limitation of Liability of Subadviser. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part or from reckless disregard by you of your obligations and duties under this Agreement.

     You shall keep the Fund's books and records to be maintained by you and shall timely furnish to the Adviser all information relating to your services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. You agree that all records which you maintain for the Fund are the property of the Fund and you shall surrender promptly and without any charge to the Fund any of such records required to be maintained by you.

     7. Duration and Termination of this Agreement. This Agreement shall remain in force until March 17, 1999 and from year to year thereafter, but only so long as such continuance, and the continuance of the Adviser as investment adviser of the Fund, is specifically approved at least annually in the manner prescribed in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, by the Adviser, or by you. This Agreement shall automatically terminate in the event of its assignment or the assignment of the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. In interpreting the provisions of this Agreement, the definitions contained in Sections 2(a) of the Investment Company Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulations or order.

     8. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     It shall be your responsibility to furnish to the Board of Trustees such information as may reasonably be necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs 7 or 8 hereof.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     10. Miscellaneous. It is understood and expressly stipulated that neither the holders of Shares of the Trust or the Fund nor the Trustees shall be personally liable hereunder. The name "Harbor Fund" is the designation of the Trustees for the time being under the Declaration of Trust and all persons dealing with the Trust or the Fund must look solely to the property of the Trust or the Fund for the enforcement of any claims against the Trust or the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Fund. No series of the Trust shall be liable for any claims against any other series or assets of the Trust.

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return one such counterpart to the Fund and the other such counterpart to the Adviser, whereupon this letter shall become a binding contract.

                                            HARBOR FUND
                                            (ON BEHALF OF HARBOR GROWTH FUND)

                                            By     /s/ RONALD C. BOLLER
                                              ----------------------------------
                                                       Title: President

                                            HARBOR CAPITAL ADVISORS, INC.

                                            By   /s/ CONSTANCE L. SOUDERS
                                              ----------------------------------
                                                 Title: Senior Vice President

                                            EMERGING GROWTH ADVISORS, INC.

                                            By
                                              ----------------------------------
                                                            Title:

                                   SCHEDULE A

     You will receive an advisory fee equal on an annual basis to 1.00% of the average actual net asset values of the Fund at the close of the last business day of each month within the quarter up to $5 million; 0.75% on the next $20 million of such average actual net asset values; and 0.50% on such average actual net asset values thereafter. The annual advisory fee paid by the Adviser to you shall not be less than $10,000. In the event that this Agreement terminates during any portion of year, the fee due to you shall be prorated based upon the number of days the Agreement was in effect. For purposes of determining the applicable fee rate and satisfying the minimum payment, the assets of the Fund and the payments of the Adviser to you will be combined with the assets and payment of the accounts of the Harbor Capital Group Trust for Defined Benefits Plans f/k/a Owens Illinois Master Retirement Trust account that you manage.

                              [FORM OF PROXY CARD]

                                  HARBOR FUND
                                  One SeaGate
                               Toledo, Ohio 43666


    This proxy is solicited on behalf of the Board of Trustees of Harbor Fund for the Special Meeting of Shareholders (the "Meeting"). The undersigned hereby appoints Ronald C. Boller, Constance L. Souders, Howard P. Colhoun and Karen B. Wasil, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Harbor Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Harbor Fund, One SeaGate, Toledo, Ohio 43666 on August 12, 1997, at 9:00 a.m., Eastern time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the attorneys and proxies to vote the shares as indicated on this Proxy Card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

    PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in stub, appears through the window of the envelope.

    Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR all Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.

     PLEASE MARK VOTES                        For      Withheld   For All Except
/X/  AS IN THIS EXAMPLE

                                              / /        / /         / /
1.   Election of one Trustee.

     INSTRUCTION:  To withhold
     authority to vote for the
     individual nominee, strike
     a line through his name
     below:

     John P. Gould


                                              For      Against   Abstain


2.   Ratification of the selection
     and Price Waterhouse LLP as              / /        / /       / /
     the independent accountants
     of the Trust for the fiscal
     year ending October 31, 1997.

3a.  Approve restatement of investment        / /        / /       / /
     policy on issuer diversification

3b.  Approve clarification of investment
     policy on industry concentration         / /       / /        / /

3c.  Approve change to investment policies
     on borrowing and pledging assets         / /      / /        / /

3d.  Approve restatement of investment
     policy on real estate and oil and gas    / /      / /       / /

3e.  Approve restatement of investment
     policy on commodities                   / /      / /       / /

3f.  Approve reclassification of investment
     policy on investments to exercise
     control as non-fundamental              / /      / /       / /

3g.  Approve elimination of investment
     policy concerning unseasoned issuers    / /      / /      / /

                                                        For   Against   Abstain


    3h. Approve elimination of investment policy
        concerning transactions with affiliated         / /     / /       / /
        persons


    4.  Approval of reclassification of each Fund's
        investment objective from fundamental to        / /     / /      / /
        non-fundamental.


    5.  Approval of a policy to permit the Trust's
        Board of Trustees to appoint subadvisers        / /     / /      / /
        and make material changes to subadvisory agreements without shareholder approval.

    6.  Approval of a change to Harbor Value
        Fund's investment objective:                   / /      / /     / /
        Harbor Value Fund only.


    7.  Approval of the subadvisory agreement
        with EGA: Harbor Growth Fund only.            / /       / /     / /


Please be sure to sign and date this Proxy          Date



                                                      Please sign exactly as
                                                      your name appears on
Shareholder sign here           Co-owner              this proxy, if joint
                                sign here             owners, EITHER may sign
                                                      this proxy.  When signing
                                                      as attorney, executor,
                                                      administrator, trustee,
                                                      guardian or corporate
                                                      officer, please give your
                                                      full title.